MET INVESTORS SERIES TRUST

SUPPLEMENT DATED MARCH 13, 2012

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011

BLACKROCK HIGH YIELD PORTFOLIO

In the section entitled “Appendix D – Portfolio Managers,” the information pertaining to BlackRock High Yield Portfolio (the “Portfolio”) is amended to reflect that, effective immediately, Charlie McCarthy is one of the portfolio managers of the Portfolio. The following information is also added:

BlackRock High Yield Portfolio

Other Accounts Managed as of December 31, 2011:

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Charlie McCarthy	Registered investment companies	6	$1,490,000,000	0	N/A
	Other pooled investment vehicles	2	$2,530,000,000	0	N/A
	Other accounts	19	$4,570,000,000	4	$544,300,000

Ownership of Securities as of December 31, 2011

Dollar Range of Equity Securities of the Portfolio Owned
Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Charlie McCarthy	X